UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ADVANCED SERIES TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADVANCED SERIES TRUST

AST Ivy Asset Strategy Portfolio

655 Broad Street

Newark, New Jersey 07102

April 11, 2016

Dear Shareholder:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders (the “Meeting”) of the AST Ivy Asset Strategy Portfolio (the “Ivy Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”). The Meeting is scheduled to be held at the offices of the Trust, located at 655 Broad Street, Newark, New Jersey, on June 6, 2016 at 11:00 am, Eastern Time.

At the Meeting, shareholders will be asked to:

1. Consider and Approve the Plan of Substitution for the Ivy Portfolio; and

2. Transact such other business as may properly come before the Meeting and any adjournments thereof.

Shareholders of the Ivy Portfolio are being asked to consider and approve a Plan of Substitution for the Ivy Portfolio. On March 14-15, 2016, the Board of Trustees of the Trust (the “Board”) considered and approved the liquidation of the Ivy Portfolio and agreed to submit the Plan of Substitution to shareholders.  The Board approved the liquidation because of significant pending changes in the management of the Portfolio which Prudential Investments LLC, the adviser to the Ivy Portfolio, (the Manager) believes will materially impact the Ivy Portfolio.  The Ivy Portfolio is currently subadvised by Ivy Investment Management Company (“Ivy”). The lead portfolio manager responsible for the day-to-day management of the Ivy Portfolio is Mr. Michael Avery, the Executive Vice President of Ivy. Mr. Avery has announced that he will retire effective June 30, 2016. In light of Mr. Avery’s retirement, firm outflows, and the risk of further staff departures, the Board approved the liquidation of the Ivy Portfolio.

In order to complete the liquidation of the Ivy Portfolio, shareholders must approve a Plan of Substitution (the “Plan”).  The Plan provides that, to the extent shareholders do not transfer their assets out of the Ivy Portfolio, their assets will be transferred to the AST Money Market Portfolio.  If approved by shareholders of the Ivy Portfolio at the Meeting, the substitution is expected to occur on or about June 27, 2016.  The liquidation of the Ivy Portfolio is contingent upon shareholder approval of the Plan for the Ivy Portfolio. Thus, the Ivy Portfolio will be liquidated only if the Plan is approved by the holders of a majority of the Ivy Portfolio’s outstanding shares.  The insurance company that issued your Contract recommends that you vote “FOR” the Plan.

As an owner of a Contract that participates in the Ivy Portfolio as of the close of business on March 17, 2016, you are entitled to instruct the insurance company that issued your Contract how to vote the Ivy Portfolio shares. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the internet by following the enclosed instructions. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. You may vote your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions via the internet or by telephone. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Sincerely,

Timothy S. Cronin

President, Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the enclosed proxy statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q 1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials because you have allocated some or all of your account value, through a variable annuity contract (“Contract”) that you own, to the AST Ivy Asset Strategy Portfolio (the “Ivy Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”). As is further explained below, the Trust is seeking shareholder consideration and approval of an important proposal regarding the Ivy Portfolio. You are being asked to provide voting instructions to your insurance company on the proposal.

Q 2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. On March 14-15, 2016, the Board of Trustees of the Trust (the “Board”) considered and approved the liquidation of the Ivy Portfolio and agreed to submit the Plan of Substitution (the “Plan”) to shareholders.  The purpose of the proxy is to ask you to vote to approve the Plan for the Ivy Portfolio. If the Plan is approved by shareholders, the Ivy Portfolio will be liquidated.  Contract owners will be able to allocate their assets to a different subaccount before the liquidation and, if Contract owners do not allocate their assets to another subaccount, their assets will be allocated to the AST Money Market Portfolio.

Q 3. WHY IS THE PLAN OF SUBSTITUTION BEING PROPOSED?

A. The Ivy Portfolio is currently subadvised by Ivy Investment Management Company (“Ivy”). The lead portfolio manager responsible for the day-to-day management of the Ivy Portfolio is Mr. Michael Avery, the Executive Vice President of Ivy. Mr. Avery has announced that he will retire effective June 30, 2016. In light of Mr. Avery’s retirement, firm outflows, and the risk of further staff departures, the Board approved the liquidation of the Ivy Portfolio at meetings held on March 14-15, 2016, contingent on shareholder approval of the Plan. Prudential Investments LLC (PI), the Ivy Portfolio’s investment manager, believes that these changes will have a material impact on the Ivy Portfolio.

Q 4. WHAT IS THE “PLAN OF SUBSTITUTION?”

A. To the extent that a Contract owner does not allocate their assets out of the Ivy Portfolio prior to its liquidation, the Plan will allow the insurance companies to substitute shares of the Ivy Portfolio with shares of the AST Money Market Portfolio.  This transaction is described in more detail in the attached proxy statement.

Q 5. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting is scheduled to take place on June 6, 2016 at 11:00 am, Eastern Time.

Q 6. WHEN WILL THE PROPOSED PLAN OF SUBSTITUTION TAKE PLACE?

A. If approved by shareholders, the proposed Plan is currently expected to go into effect on or about June 27, 2016.

Q 7. WILL CONTRACT OWNERS BE ALLOWED TO TRANSFER OUT OF THE AST IVY ASSET STRATEGY PORTFOLIO WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contract owners will be allowed one free transfer out of the Ivy Portfolio at any time before the effective date of the Plan (on or about June 27, 2016) to 90 days after the effective date of the Plan.  Any transfer made within the timeframe noted will not count towards a Contract owner’s allotted free transfers.

Q 8. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. PI and its affiliates are bearing all costs associated with the proxy statement. You will not bear any of the costs or expenses associated with the proxy statement.

Q 9. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. You are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the Ivy Portfolio as of the record date. The record date is March 17, 2016.

Q 10. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•                  Attending the Meeting on June 6, 2016 and submitting your voting instructions.

•                  Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting.

•                  Calling toll-free1-800-690-6903.

•                  Voting on line at www.proxyvote.com. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Q 11. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above.

Q 12. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes, the proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q 13. WHAT IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A.  If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Time, on Fridays.

ADVANCED SERIES TRUST

AST Ivy Asset Strategy Portfolio

655 Broad Street

Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 6, 2016

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the AST Ivy Asset Strategy Portfolio (the “Ivy Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”), will be held on June 6, 2016, at 11:00 am, Eastern Time, at the offices of the Trust, located at 655 Broad Street, Newark, New Jersey 07102 (the “Meeting”). You are receiving this Proxy Statement because you have an interest in the Ivy Portfolio as of March 17, 2016. The purpose of the Meeting is to:

1. Consider and Approve the Plan of Substitution for the Ivy Portfolio; and

2. Transact such other business as may properly come before the Meeting and any adjournments thereof.

The insurance company that issued your Contract recommends that you vote in favor of the Plan of Substitution.

Please note that owners of variable annuity contracts (“Contract owners”) who have allocated account value to separate accounts investing in the Ivy Portfolio may instruct their insurance company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials.

You should read the Proxy Statement attached to this notice prior to completing your voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract owners entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on March 17, 2016. If you had an interest in the Ivy Portfolio as of the record date, you are entitled to give voting instructions. If you attend the Meeting, you may give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should give voting instructions by promptly completing, dating, signing, and returning the enclosed voting instruction card in the enclosed postage-paid envelope. You also can vote or provide voting instructions by telephone using the 12-digit control number that appears on the enclosed voting instruction card and following the simple instructions, or you may vote via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. If you are present at the Meeting, you may submit or change your voting instructions, if desired, at that time.

By Order of the Board of Trustees

Deborah A. Docs, Secretary of Advanced Series Trust

Dated: April 11, 2016

VOTING INFORMATION

ADVANCED SERIES TRUST

AST IVY ASSET STRATEGY PORTFOLIO

VOTING INFORMATION

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF THE AST IVY ASSET STRATEGY PORTFOLIO

OF THE ADVANCED SERIES TRUST

TO BE HELD ON JUNE 6, 2016

Dated: April 11, 2016

GENERAL

This voting information is being furnished by the following insurance companies (each, an “Insurance Company” and together, the “Insurance Companies”), to Contract owners who, as of March 17, 2016 (the “Record Date”), had account values allocated to the sub-accounts of one or more separate accounts of the Insurance Companies (the “Separate Accounts”) that invest in shares of the AST Ivy Asset Strategy Portfolio (the “Ivy Portfolio”), a series of Advanced Series Trust (“AST” or the “Trust”).

Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company

Each Insurance Company is required to offer Contract owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Ivy Portfolio (the “Shares”) held by its Separate Accounts, as to how the Insurance Company should vote on the proposed Plan of Substitution (the “Proposal”) that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements (the “Meeting”). The enclosed Proxy Statement, which you should retain for future reference, sets forth concisely information about the Proposal that a shareholder should know before completing the enclosed voting instruction card.

Prudential Financial, Inc. is the parent company of each of the Insurance Companies.

This voting information and the accompanying voting instruction card are being mailed to shareholders of the Ivy Portfolio on or about April 11, 2016.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners also may provide voting instructions by phone at 1-800-690-6903, or via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

If a voting instruction card is not marked to indicate voting instructions for the Proposal but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the sub-account of a Separate Account corresponding to the Ivy Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the Ivy Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the internet, or appearing and voting in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions. Shares in each sub-account of a Separate Account that is invested in the Ivy Portfolio for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares in each sub-account of a Separate Account that is invested in the Ivy Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether the Proposal is approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposal, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of Prudential Investments LLC (“PI”), the Ivy Portfolio’s investment manager, or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail and electronic delivery but voting instructions may also be solicited by telephone, fax, personal interview, or the internet.

It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If the vote required to approve or reject a proposal is not obtained at the Meeting, the officers of the Trust may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions.

It is important that you vote. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You also may provide your voting instructions by telephone at 1-800-690-6903, or via the internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. You may also attend the Meeting in person and submit your voting instructions.

ADVANCED SERIES TRUST

AST Ivy Asset Strategy Portfolio

655 Broad Street

Newark, New Jersey 07102

PROXY STATEMENT FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 6, 2016

This Proxy Statement relates to the solicitation by the Board of Trustees of Advanced Series Trust (“AST” or the “Trust”) of proxies for the Special Meeting of Shareholders of the AST Ivy Asset Strategy Portfolio (the “Meeting”) to be held at 655 Broad Street Newark, New Jersey, on June 6, 2016, at 11:00 am, Eastern Time, or any adjournment or postponement thereof.

This Proxy Statement is being furnished to owners of variable annuity contracts (the “Contracts”) issued by Pruco Life Insurance Company of New Jersey and Pruco Life Insurance Company, (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of March 17, 2016 (the “Record Date”), had account values allocated to the sub-accounts of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that invest in Shares of the AST Ivy Asset Strategy Portfolio (the “Ivy Portfolio”), a series of the Trust.

Owners of the Contracts (“Contract owners”) are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement in connection with the solicitation by the Board of Trustees of the Trust of proxies for the Meeting. This Proxy Statement is also being furnished to the Insurance Companies as the record owners of Shares.

The Trust is a Massachusetts business trust that is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “Shares.” The Insurance Companies are the shareholders of record of the Shares. Because Contract owners are being asked to provide voting instructions to the Insurance Companies, Contract owners should consider themselves shareholders for purposes of these proxy materials. The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees” or “Board Members.”

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 6, 2016

This Proxy Statement, which you should retain for future reference, contains important information regarding the proposal that you should know before providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. This Proxy Statement will be available at www.prudential.com/variableinsuranceportfolios on or about April 11, 2016.  Distribution of this Proxy Statement to the Insurance Companies and to shareholders is scheduled to begin on or about April 11, 2016. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote Shares held by the Insurance Company in accordance with voting instructions received from its Contract owners and in accordance with voting procedures established by the Trust.

Prudential Investments LLC (“PI”) is the investment manager of the Ivy Portfolio, and Ivy Investment Management Company (“Ivy”) is the subadviser to the Ivy Portfolio. Prudential Annuities Distributors, Inc. (“PAD”), an affiliate of PI and the Insurance Companies, is the principal underwriter of the Ivy Portfolio’s Shares. The mailing address for PI and the Trust’s principal offices is 655 Broad Street, Newark, New Jersey 07102.

Contract owners who have allocated account values to the Ivy Portfolio as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding Shares, voting your voting instruction cards and attending the Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

PROPOSAL

APPROVAL OF PLAN OF SUBSTITUTION

The Board, including all of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (“Independent Trustees”), approved a plan of liquidation for the Ivy Portfolio. A shareholder vote is not required to liquidate the Ivy Portfolio; however, if the Plan of Substitution for the Ivy Portfolio (the “Plan”) is not approved for the Ivy Portfolio by its shareholders, the Ivy Portfolio will not be liquidated because a plan is required to set the default investment option for those Contract owners who do not transfer prior to the liquidation. Thus, the liquidation of the Ivy Portfolio is contingent upon shareholder approval of this Proposal. The Insurance Company that issued your Contract recommends that you approve the Plan for the Ivy Portfolio, a form of which is attached as Exhibit A to this Proxy Statement.

At a meeting on March 14-15, 2016, the Board authorized sending a proxy statement to shareholders of the Ivy Portfolio to solicit approval of the Plan for the Ivy Portfolio.  The Plan will be voted upon by the shareholders of the Ivy Portfolio. The Board determined that the Ivy Portfolio should be liquidated and dissolved contingent upon receiving shareholder approval for the Plan at the Meeting to replace interests of the Ivy Portfolio with interests of the AST Money Market Portfolio, as a series of the Trust (the “Substitute Portfolio”).

Background

On March 14-15 , 2016, the Board approved the liquidation of the Ivy Portfolio contingent upon the approval by shareholders of the Plan, as discussed below.

The Insurance Companies considered how best to serve the interests of Contract owners in connection with the proposed Portfolio liquidation of the Ivy Portfolio. Upon the recommendation of the Insurance Companies, Contract owners are encouraged to approve the replacement of interests in sub-accounts holding the proceeds of the Ivy Portfolio with interests in sub-accounts investing in the corresponding Substitute Portfolio. Contingent upon such approval, each Insurance Company would then replace interests in the Ivy Portfolio, as set out below, with interests in the Substitute Portfolio.

Name of Existing Portfolio	Name of Substitute Portfolio
AST Ivy Asset Strategy Portfolio	AST Money Market Portfolio

The investment objectives and investment strategies, principal risks, fees and expenses and other comparative information concerning the Ivy Portfolio and the Substitute Portfolio are discussed in “Comparison of Investment Objective, Investment Strategies and Principal Risks” below. The attached voting instruction card seeks the Contract owners’ approval of the Proposal.

Plan of Substitution. The Plan will be implemented by the Insurance Companies, as described below.  The following discussion of the Plan is qualified in its entirety by the full text the Plan, a form of which is attached to this Proxy Statement as Exhibit A.  The Plan will become effective with respect to the Ivy Portfolio on the date of approval of the Plan by the affirmative vote of a majority of the outstanding Shares of the Ivy Portfolio.  If approved, the Insurance Companies will on or about June 27, 2016, redeem Shares of the Ivy Portfolio at net asset value and purchase, with the proceeds of Shares of the Ivy Portfolio at net asset value, for the benefit of the Contract owners having an interest in the Ivy Portfolio at the time of the replacement, an interest in the Substitute Portfolio at net asset value (such purchase is referred to herein as the “Substitution”).  As a result, the Substitution will not affect the value of a Contract owner’s interests as transferred to the Substitute Portfolio.

Contract Charges and Rights.  The Substitution will not change the fees and charges under the Contracts.  Also, neither the rights of Contract owners nor the obligations of the Insurance Companies under the Contracts will be altered in any way.

Portfolio Fees and Expenses.  The investment management fees and the total expenses of the Substitute Portfolio are lower than those of the Ivy Portfolio as of December 31, 2015.  For information about the relative expense levels of the Ivy Portfolio and the Substitute Portfolio, see the discussion under “Performance and Fee Comparison,” below.

Substitution Expenses.  The expenses incurred in connection with implementing the Plan for the Ivy Portfolio, including legal and accounting services, proxy costs (filing, printing, mailing and tabulation), and variable product costs (filing, printing and mailing) will be borne by PI or its affiliates; provided, however, that the Ivy Portfolio and the Substitute Portfolio, respectively, will bear the transaction costs (e.g., commissions) associated with the liquidation of the Ivy Portfolio securities and the purchase of securities held by the Substitute Portfolio.

Transfer Rights. At any time prior to the Ivy Portfolio’s date of replacement, Contract owners may transfer their interests in the Ivy Portfolio to any of the other investment options offered under their Contract, subject to the terms of the relevant Contract prospectus and Contract, and no transfer fees or other charges will be imposed. Following the Substitution, Contract owners who had any remaining interests transferred from the sub-account investing in the Ivy Portfolio to that investing in the Substitute Portfolio may transfer among any of the remaining investment options in accordance with the terms of the Contracts, also free of any transfer fees or other charges. Any such transfer will not be counted as one of the free transfers permitted per calendar year under the Contracts, provided that the transfer occurs prior to the liquidation of the Ivy Portfolio, or within 90 days after, the effective date of the Plan.

Other Investment Options.  Each Contract owner should refer to his or her Contract prospectus or Contract for a description of the other investment options available under his or her Contract prior to and after the date of the Substitution. Contract owners may obtain a prospectus for the Contract and applicable investment options free of charge by contacting their Insurance Company. The prospectuses for the Contract and mutual fund investment options are also available on the EDGAR database on the Securities and Exchange Commission’s (“SEC”) Internet site at http://www.sec.gov. Information about the Trust, the Ivy Portfolio and the Substitute Portfolio may also be reviewed and copied by visiting the SEC’s Public Reference Room in Washington, DC.  Please call (202) 942-8090 for information relating to the Public Reference Room. These documents and other information can be inspected and copied at prescribed rates at the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Room 1580 located at 100 F Street, NE, Washington, DC.

Federal Income Tax Consequences.  Neither the liquidation of the Ivy Portfolio nor the Substitution is expected to result in any material adverse federal income tax consequences to Contract owners.

CONSIDERATIONS REGARDING THE PLAN OF SUBSTITUTION

Reasons for Proposed Substitution of The Ivy Portfolio

The Ivy Portfolio is a series of the Trust, a managed open-end investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. The inception date and the net assets of the Ivy Portfolio as of January 31, 2016 are set forth in the table below.

Name of Portfolio	Inception Date	Net Assets as of January 31, 2016 (in millions)
AST Ivy Asset Strategy Portfolio	July 13, 2015	$19.9

The Ivy Portfolio is currently subadvised by Ivy. The lead portfolio manager responsible for the day-to-day management of the Ivy Portfolio is Mr. Michael Avery, the Executive Vice President of Ivy. Mr. Avery has announced that he will retire effective June 30, 2016. In light of the Mr. Avery’s retirement, firm outflows, and the risk of further staff departures, PI proposed that the Board approve the liquidation of the Ivy Portfolio, contingent on shareholder approval of the Plan.  The Plan is required to provide a default investment option for Contract owners who do not transfer prior to the liquidation.

PI considered alternatives regarding the Ivy Portfolio, including whether a reorganization into another mutual fund would be feasible, and if a reorganization would produce desirable results for the Ivy Portfolio’s shareholders. After reviewing current market conditions and the lack of comparable funds offering the same or substantially similar investment strategies as the Ivy Portfolio, PI determined that it would be in the best interests of Contract owners to liquidate the Ivy Portfolio and arrange for an alternative default investment option.

The Plan provides that the Insurance Companies will transfer automatically to the Substitute Portfolio the interests of Contract owners of the Ivy Portfolio who have not otherwise given transfer instructions. The Insurance Companies selected that the Substitute Portfolio as an appropriate default investment vehicle into which to transfer the investments of the Ivy Portfolio of Contract owners who do not exercise their transfer rights prior to the liquidations and Substitutions.

At a meeting on March 14-15, 2016, the Board considered and approved the proposed liquidation of the Ivy Portfolio.  The Board considered a number of factors, including, but not limited to, the performance of the Ivy Portfolio, the amount of the Ivy Portfolio’s net assets, the expense ratio for the Ivy Portfolio, the retirement of the lead portfolio manager of the Ivy Portfolio’s subadviser, the proposed substitution, and that the liquidation and substitution would not have a federal income tax impact on Contract owners.  The approval of the liquidations was made on the basis of each Trustee’s business judgment after consideration of a variety of factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Contract owners should consider whether it would be appropriate for them to proactively reallocate their interests in the Ivy Portfolio to one or more other investment options available under their respective Contracts in light of their investment goals (See “Transfer Rights” above).

Rationale for Selection of Substitute Portfolio

Contract owners with investments in the Ivy Portfolio may elect to transfer their assets to another investment option within their Contract, in accordance with the terms of their Contract and their Contract prospectus.

The Insurance Companies have identified the Substitute Portfolio into which investments will default if no transfer has been effected by the Contract owner prior to the liquidation date. The Substitute Portfolio was chosen by the Insurance Companies as an appropriate default option because the Contracts do not offer another option substantially similar to the Ivy Portfolio.  The Insurance Companies also noted that the net expense ratio of the Substitute Portfolio was lower than the net expense ratio of the Ivy Portfolio as of December 31, 2015.

Failure to Approve the Proposal

If shareholders of the Ivy Portfolio do not approve the Proposal, both the Plan and the liquidation of the Ivy Portfolio, as discussed above, will not be implemented. The Board would then meet to consider what, if any, steps to take.

For the reasons specified above, the Insurance Companies recommend that you approve the Proposal, and you are encouraged to consider carefully the information contained in this Proxy Statement and to complete and return the enclosed instruction card.

COMPARISON OF INVESTMENT OBJECTIVES,

INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Below is a comparison of the investment objectives, investment strategies and principal risks of the Ivy Portfolio and the Substitute Portfolio.  If the shareholders of the Ivy Portfolio approve the Plan, the Ivy Portfolio will be liquidated over a period of time and, as a result, may not operate in accordance with its stated investment objective, policies, restrictions and strategies during that liquidation period. Contract holders may elect one free transfer out of the Ivy Portfolio at any time before the effective date of the Plan (on or about June 27 2016) to 90 days after the effective date of the Plan. Any transfer made within the timeframe noted will not count towards a Contract owner’s allotted free transfers. The Substitute Portfolio’s investment objective is different than the Ivy Portfolio.

The information below and further information about the Ivy Portfolio and the Substitute Portfolio can be found in the Trust’s Prospectus and Statement of Additional Information (“SAI”).  You may obtain free copies of these documents at http://www.annuities.prudential.com/investor/invprospectus or by writing the Trust at 655 Broad Street, Newark, New Jersey 07102 or by calling (800) 778-2255.

Investment Objectives and Principal Investment Strategies

AST Ivy Asset Strategy Portfolio	AST Money Market Portfolio
(Ivy Portfolio)	(Substitute Portfolio)
Investment Objective:	Investment Objective:
The investment objective of the Ivy Portfolio is to seek total return.	The investment objective of the Substitute Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Strategies:	Principal Investment Strategies:

The Ivy Portfolio, under normal circumstances, pursues its investment objective by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies. The Ivy Portfolio may invest its assets in any market that the Subadviser believes can offer a high probability of return or, alternatively, can provide a high degree of relative safety in uncertain times. Dependent on its outlook for the U.S. and global economies, the Subadviser will identify investment themes and then focuses its strategy on allocating the Ivy Portfolio’s assets among stocks, bonds, cash, precious metals, currency and derivative instruments, including derivatives traded over-the-counter or on exchanges. After determining these allocations, the Subadviser will seek attractive opportunities within each market by focusing generally on issuers in countries, sectors and companies with strong cash flow streams, the ability to return capital to shareholders, and low balance sheet leverage. The Ivy Portfolio, however, may also invest in issuers with higher balance sheet leverage if the Subadviser believes that the Ivy Portfolio will be appropriately compensated for the increased risk.

“Stocks” include equity securities of all types, although the Subadviser typically emphasizes growth potential in selecting stocks by focusing on what it believes are steady-growth companies that fit the Subadviser’s criteria for sustainable competitive advantage and that the Subadviser believes are positioned to benefit from continued global rebalancing and the globally emerging middle class. Growth stocks are those whose earnings the

As a money market fund, the Substitute Portfolio invests in high-quality money market instruments and seeks to maintain a stable net asset value of $1.00 per share. In other words, the Substitute Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Substitute Portfolio. Of course, there can be no assurance that the Substitute Portfolio will achieve its goal of a stable net asset value, and shares of the Substitute Portfolio are neither insured nor guaranteed by the U.S. government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Substitute Portfolio’s net asset value per share to fall below $1.00. In addition, the income earned by the Substitute Portfolio will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Substitute Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Substitute Portfolio’s net asset value per share to fall below $1.00. The Substitute Portfolio’s Manager may decide to reimburse certain of these expenses to the Substitute Portfolio in order to maintain a positive yield, however they are under no obligation to do so and may cease doing so at any time without prior notice.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Rule 2a-7 of the 1940 Act. As such, securities we acquire typically have a maturity of 397 days or less,

Subadviser believes are likely to grow faster than the economy. The Ivy Portfolio may invest in securities issued by companies of any size, but primarily focuses on securities issued by large capitalization companies. The Subadviser generally focuses on companies that are growing, innovating, improving margins, returning capital through dividend growth or share buybacks and/or offering what the Subadviser believes to be sustainable high free cash flow.

“Bonds” include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Ivy Portfolio’s total assets, of high-yield/ high-risk bonds, or junk bonds, which include bonds rated BB+ or below by Standard & Poor’s, a division of The McGraw- Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by the Subadviser to be of comparable quality.

“Short-term instruments” include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.

Within each of these investment types, the Ivy Portfolio may invest in U.S. and foreign securities. The Ivy Portfolio may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Many companies have diverse operations, with products or services in foreign markets. Therefore, the Ivy Portfolio will have an indirect exposure to various foreign markets through investments in these companies. The Subadviser may allocate the Ivy Portfolio’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks, bonds, or short-term instruments, respectively.

The Subadviser may exercise a flexible strategy in the selection of securities, and the Ivy Portfolio is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector. The Ivy Portfolio may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to diversification limits, the Ivy Portfolio also may invest up to 25% of its total assets in precious metals.

Generally, in determining whether to sell a security, the Subadviser considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as and we will maintain a dollar-weighted average portfolio maturity of 60 days or less and a maximum weighted average life of 120 days or less. In addition, we will comply with the diversification, quality and other requirements of the rules. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose currently means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars. The Substitute Portfolio will comply with any future rules changes, including any changes to the definition of “eligible quality.”

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Substitute Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Substitute Portfolio’s best interest.

Subject to the above requirements, the Substitute Portfolio will invest in one or more of the types of investments described below.

United States Government Obligations. The Substitute Portfolio may invest in obligations of the US Government and its agencies and instrumentalities directly. Such obligations may also serve as collateral for repurchase agreements. US Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some US Government obligations are supported by the full faith and credit of the US Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the agency. There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

Bank Obligations. The Substitute Portfolio may invest in high quality United States dollar denominated negotiable certificates of deposit, time deposits and bankers’ acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Substitute Portfolio may invest in bank notes, which are short-term obligations issued by or through a bank. These instruments depend on the strength of the bank involved in the borrowing to give investors reduced pricing power, diminished market opportunity, or increased competition. The Subadviser also may sell a security if the price of the security reaches what the Subadviser believes is fair value, to reduce the Ivy Portfolio’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash. The Subadviser may, when consistent with the Ivy Portfolio’s investment objective, seek to hedge market risk on equity securities, manage and/or increase exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Ivy Portfolio. In an effort to hedge market risk and manage and/or increase exposure to companies, sectors or equity markets, the Subadviser may utilize various instruments including, but not limited to, the following: futures contracts; both long and short positions on foreign and U.S. equity indexes; total return swaps; credit default swaps; and options contracts, both written and purchased, on foreign and U.S. equity indexes and/or on individual equity securities. In seeking to manage foreign currency exposure, the Subadviser may utilize forward contracts and option contracts, both written and purchased, either to increase or decrease exposure to a given currency. In seeking to manage event risks, the Subadviser may utilize short futures on commodities, as well as on foreign and domestic equity indexes and option contracts, both written and purchased, on individual equity securities owned by the Ivy Portfolio. In seeking to manage the Ivy Portfolio’s exposure to precious metals, the Subadviser may utilize long and short futures contracts, both long and short positions, as well as options contracts, both written and purchased, on precious metals. The Subadviser also may utilize derivatives for income enhancement purposes. The Subadviser may reduce the Ivy Portfolio’s net equity exposure by selling, among other instruments, combined futures and option positions.

comfort that the borrowing will be repaid when promised. The Substitute Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of the respective bank’s member countries, however, there is no assurance that these commitments will be undertaken or met.

Commercial Paper; Bonds. The Substitute Portfolio may invest in high quality commercial paper and corporate bonds issued by United States issuers. The Substitute Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is US dollar-denominated and is not subject to foreign withholding tax.

Asset-Backed Securities. The Substitute Portfolio may invest in asset-backed securities backed by assets such as credit card receivables, automobile loans, manufactured housing loans, corporate receivables, and home equity loans in accordance with industry limits based upon the underlying collateral. The Substitute Portfolio may invest in certain government supported asset-backed notes in reliance on no-action relief issued by the SEC that such securities may be considered as government securities for purposes of compliance with the diversification requirements under Rule 2a-7.

Synthetic Instruments. As may be permitted by current laws and regulations, the Substitute Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Subadviser will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

Demand Features. The Substitute Portfolio may purchase securities that include demand features, which allow the Substitute Portfolio to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer-term securities can be purchased because of the expectation that the Substitute Portfolio can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the Rule 2a-7 under the 1940 Act, as amended.

Floating Rate and Variable Rate Securities. The Substitute Portfolio may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Substitute Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Substitute Portfolio.

Funding Agreements. The Substitute Portfolio may invest in funding agreements, which are contracts issued by insurance companies that guarantee a rate of return of principal, plus some amount of interest. Funding agreements purchased by the Substitute Portfolio will typically be short-term and will provide an adjustable rate of interest.

Foreign Securities. Foreign investments must be denominated in US dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

Important Note: On or about October 2016, the Substitute Portfolio will change its investment policies and investment strategies, and will be managed as a government money market fund. As a government money market fund, the Substitute Portfolio will invest at least 99.5% or more of its assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or other government securities. In addition, the substitute Portfolio will normally invest at least 80% of its assets in U.S. government securities and repurchase agreements for those securities. As a government money market fund, the Substitute Portfolio will seek to maintain a stable $1.00 net asset value. In recognition of these investment policy changes, the Substitute Portfolio will change its name at that time, and will be known as the AST Government Money Market Portfolio. More detailed information about the investment policy changes will be included in an amendment to the Substitute Portfolio’s registration statement, which is expected to be filed with the Securities and Exchange Commission and provided to shareholders in or around October 2016, prior to the effective date of the investment policy changes.

Comparison of Investment Objectives and Principal Investment Strategies

The investment objective of the Ivy Portfolio is to seek total return while the investment objective of the Substitute Portfolio is to seek high current income and maintain high levels of liquidity.

The Ivy Portfolio invests in stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies. The Substitute Portfolio invests in United States government and bank obligations, commercial paper, corporate bonds, asset-backed securities, synthetic instruments, demand features, floating and variable rate securities and other securities that meet the requirements of Rule 2a-7 under the 1940 Act. While the Ivy Portfolio may invest in derivatives and precious metals, the Substitute Portfolio may not make such investments. Additionally, the investments of the Substitute Portfolio typically have a maturity of 397 days or less and present minimal credit risk.

Principal Risks

The following chart shows the principal risks associated with investing in the Ivy Portfolio and the Substitute Portfolio.

Type of Investment Risk	AST Ivy Asset Strategy Portfolio	AST Money Market Portfolio
Asset Allocation Risk	X
Asset-Backed and/or Mortgage-Backed Securities Risk	X	X
Commodity Risk	X
Derivatives Risk	X
Equity Securities Risk	X
Emerging Markets Risk	X
Expense Risk	X	X
Fixed Income Securities Risk	X	X
Foreign Investment Risk	X
Investment Style Risk	X
High Yield Risk	X
Large Company Risk	X
Liquidity and Valuation Risk	X	X
Market and Management Risk	X	X
Regulatory Risk	X	X
Market Capitalization Risk	X
US Government Securities Risk	X	X
Recent Events Risk		X

Comparison of Principal Risks

Although a risk may not be identified as a principal risk of the Substitute Portfolio, the Substitute Portfolio may be subject to such risk to the same or greater extent than the Ivy Portfolio or not at all.  Both the Ivy Portfolio and the Substitute Portfolio (each a “Portfolio”, and collectively, the “Portfolios”) are subject to the risks associated with investing in fixed income securities.  The Ivy Portfolio is subject to a number of additional risks related to its principal investment strategy of investing in equity securities, commodities, and derivatives.  The Substitute Portfolio, as a money market fund, is also subject to a recent events risk related to money market fund reform.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see Exhibit C.

PERFORMANCE AND FEE COMPARISON

Comparison of Performance Information.  The past performance of the Portfolios are shown below compared to applicable benchmark indexes. The information shows how the performance of each Portfolio has varied and provides some indication of the risks of investing in each Portfolio. Past performance is not indicative of future performance.  For more information concerning the performance of each Portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each Portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2015)	1 Year	5 Years	10 Years or Since Inception
AST Ivy Asset Strategy Portfolio (Inception Date July 13, 2015)	N/A	N/A	(8.40)%
Lipper VP Flexible Portfolio Funds	(3.00)%	4.59%	4.23%
70% MSCI World GD / 30% BofAML 3M T-Bill	N/A	N/A	N/A
AST Money Market Portfolio (Inception Date November 10, 1992)	0.00%	0.01%	1.21%
Lipper Variable Insurance Products Money Market Funds Average (reflects no deduction for fees, expenses or taxes)	(0.03)	(0.02)%	1.16%

Comparison of Fees and Expenses.  The following table compares the fees and expenses, expressed as a percentage of net assets (“expense ratios”), of the Portfolios.  Estimated pro forma expense ratios of the Substitute Portfolio giving effect to the Substitution would be the same as or lower than those shown below for the Substitute Portfolio.  The table does not include any fees or other expenses of any Contract; if it did, overall fees and expenses would be higher for each Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*	AST Ivy Asset Strategy Portfolio (Existing Portfolio)	AST Money Market Portfolio (Substitute Portfolio)
Management Fees	0.89%	0.32%
Distribution and/or Service Fees (12b-1 Fees)	0.25	0.25
Other Expenses	0.48	0.02
Total Annual Portfolio Operating Expenses	1.62%	0.59%
Fee Waiver and/or Expense Reimbursement	(0.41)**	(0.02	)***
Total Annual Portfolio Operating Expenses After Fee Waiver And-or Expense Reimbursement	1.21%	0.57%

*                 Expense ratios reflect annual fund operating expenses for the fiscal year ended December 31, 2015 of the Portfolios.

**          PI has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses so that the investment management fee plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) for the Ivy Portfolio does not exceed 1.21% of the average daily net assets of the Ivy Portfolio through June 30, 2017.  This expense limitation may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

***   PI and ASTIS have contractually agreed to waive a portion of the management fee for the Substitute Portfolio by implementing the following management fee schedule:  0.30% to $3.25 billion; 0.2925% on the next $2.75 billion; 0.2625% on the next $4 billion; and 0.2425% over $10 billion of average daily net assets.  This waiver may not be terminated or modified prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

Expense Example.

The following example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Ivy Asset Strategy Portfolio	$123	$471	$843	$1,887
AST Money Market Portfolio	$58	$187	$327	$736

MANAGEMENT OF THE PORTFOLIOS

PI is the investment manager of the Portfolio. PI and AST Investment Services, Inc. (“ASTIS”) serve as co-investment managers of the Substitute Portfolio. PI’s principal offices are located at 655 Broad Street, Newark, New Jersey. ASTIS’s principal offices are located at One Corporate Drive, Shelton, Connecticut. PI has been in the business of providing advisory services since 1996. ASTIS has been in the business of providing advisory services since 1992. PI and ASTIS are both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial). As of February 29, 2016, PI had $233.3 billion in assets under management and ASTIS had $118.2 billion in assets under management.

As of December 31, 2015, the management fees earned by PI with respect to the Ivy Portfolio are shown below.

Fund Name	Management Fee as a % of Net Assets	Management Fee as a % of Net Assets (after fee waivers and/or reimbursements)
AST Ivy Asset Strategy Portfolio	0.89%	0.00%

As of December 31, 2015, the management fees earned by PI and ASTIS with respect to the Substitute Portfolio are shown below.

Fund Name	Management Fee as a % of Net Assets	Management Fee as a % of Net Assets (after fee waivers and/or reimbursements)
AST Money Market Portfolio	0.39%	0.00%

Each Portfolio employs a “manager-of-managers” structure, which permits the Portfolio’s investment manager to hire, replace or terminate the affiliated and unaffiliated subadvisers for a Portfolio, subject to Board approval but not subject to shareholder approval.  Subject to the supervision of the Portfolio’s investment manager and the Board, each subadviser manages the assets of a Portfolio in accordance with the Portfolio’s investment objectives and policies.  Each subadviser makes investment decisions for the Ivy Portfolio and in connection with such investment decisions, places purchase and sell orders for securities.

Ivy Investment Management Company, 6300, Lamar Avenue, Overland Park, KS 66202, is the subadviser of the Portfolio. PGIM, Inc., 655 Broad Street, Newark, New Jersey 07102, is the subadviser for the Substitute Portfolio.

OTHER INFORMATION

Distributor

Prudential Annuities Distributors, Inc. (“PAD”) serves as the distributor for the shares of each Portfolio of the Trust. The shares are offered and redeemed at net asset value without any sales load. PAD is an affiliate of PI. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Payments to Affiliates

PI and its affiliates, including a subadviser or PAD, may compensate affiliates of PI, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended by PI , the subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI’s, subadviser’s or PAD’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or PAD and the amounts of such payments may vary between and among each adviser, subadviser and PAD depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.

Independent Registered Public Accounting Firm

KPMG LLP serves as independent registered public accounting firm for the AST Ivy Asset Strategy Portfolio and AST Money Market Portfolio, each a portfolio of the Trust.

REQUIRED VOTE

Approval of the Plan for the Ivy Portfolio will require the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Ivy Portfolio, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Ivy Portfolio, or (ii) 67% or more of the voting securities of the Ivy Portfolio present at the Meeting if more than 50% of the Ivy Portfolio’s outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, “voting securities” refers to the Shares of the Portfolio.

The Insurance Companies recommend that Contract owners Instruct their Insurance Company to Vote “For” the Plan of Substitution.

VOTING INFORMATION

Voting Rights

Shareholders as of the record date are entitled to vote. Contract owners who have allocated account values to Separate Accounts investing in the Ivy Portfolio as of the Record Date may instruct their Insurance Company how to vote the Shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials. The Record Date is March 17, 2016.

Each whole Share of the Ivy Portfolio is entitled to one vote as to the Proposal, and each fractional share is entitled to a proportionate fractional vote. The table in Exhibit B shows the number of outstanding Shares of the Ivy Portfolio as of the Record Date that are entitled to vote at the Meeting. Together, the Insurance Companies owned of record more than 95% of those Shares.

Required Shareholder Vote

Voting instruction cards received by an Insurance Company that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the applicable Proposal. Shares in each sub-account of a Separate Account that is invested in the Ivy Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company as surplus or seed money or Shares that are otherwise held by the Insurance Company, will be voted by the Insurance Company either “FOR” or “AGAINST” approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether the Proposal is approved.

The presence, in person or by proxy, of at least one-third of the Shares of the Ivy Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to the Portfolio. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal. If a Contract owner abstains from voting as to any matter, the Shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the Proposal.

To the knowledge of the Trust, as of the Record Date, the current Trustees and officers owned, individually and as a group, less than 1% of the Shares of the Trust and the Portfolio.

Solicitation of Proxies and Voting Instructions

Solicitation of voting instructions is being made by the Trust primarily by distribution of this Notice and Proxy Statement by mail. In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Trust and employees of PI, and its affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, fax, the internet, personal interview or other permissible means. In lieu of executing a proxy or voting instruction card, you may attend the Meeting in person.

The Trust has retained Broadridge Financial Solutions, Inc. (Broadridge) for the purpose of responding to questions and requests for assistance from Contract owners. Broadridge will also provide services for the solicitation of voting instructions from Contract owners through any of the means described above. The estimated amount to be paid to Broadridge for solicitation services is approximately $5,000. This figure is only an estimate and is subject to change. The solicitation services to be provided by Broadridge include, but are not limited mailing services, outbound calling, vote recording and vote tabulation.

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card(s); and sign, date and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contract owners may also provide voting instructions by phone at 1-800-690-6903, or via the internet at www.proxyvote.com.

The number of Shares held in the sub-account of a Separate Account corresponding to the Ivy Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract’s account value allocable to that sub-account by (ii) the net asset value of one Share of the Ivy Portfolio. Each whole share is entitled to one vote on the Proposal and each fractional share is entitled to a proportionate fractional vote.

At any time prior to an Insurance Company’s voting at the Meeting, a Contract owner may revoke his or her voting instructions with respect to the Proposal by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or the internet, or appearing and voting in person at the Meeting.

Proxy Solicitation Costs

Contract owners will not bear any of the costs or expenses associated with this Proxy Statement. The cost of the Proxy Statement and the Meeting, including the cost of solicitation of voting instructions with respect to the Proposal will be borne by PI and/or its affiliates. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, fax, personal interview by officers or agents of PI or its affiliates, through the internet, or other permissible means. Contract owners can provide voting instructions: (1) by mail, with the enclosed voting instruction card; or (2) by telephone at 1-800-690-6903; or (3) via the internet by logging onto www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or the internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Adjournment

If sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the officers of the Trust may propose one or more adjournments or postponements of the Meeting to permit further solicitation of voting instructions. The costs of any additional solicitation and any adjourned session will be paid by PI and/or its affiliates.

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than the Proposal described in this Proxy Statement. If other business properly comes before the Meeting, the Insurance Companies will vote thereon in their discretion and in accordance with their best judgment.

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting. In order for a shareholder proposal to be incorporated in the Trust’s proxy statement for a meeting of shareholders, the proposal must be received a reasonable time (generally at least 150 days) before the Trust begins to print and send its proxy materials to shareholders. Any notice of a shareholder proposal that is not received by the Trust within a reasonable time before the Trust sends its proxy materials relating to a particular meeting will be considered untimely.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of the Proposal.

* * * *

Copies of the Trust’s most recent annual and semi-annual reports, including financial statements, previously have been delivered to shareholders. Shareholders may request additional copies of the Trust’s annual or semi-annual reports, free of charge, by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102 or by calling 877-522-5035.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR VOTING INSTRUCTION CARD PROMPTLY.

INDEX TO EXHIBITS TO PROXY STATEMENT

EXHIBIT A

FORM OF PLAN OF SUBSTITUTION FOR

AST IVY ASSET STRATEGY PORTFOLIO

ADVANCED SERIES TRUST

This Plan of Substitution (“Plan”) dated [           ], 2016 relates to variable contracts offered by Pruco Life Insurance Company of New Jersey and Pruco Life Insurance Company (each of which is referred to herein as an “Insurance Company” and, collectively, as the “Insurance Companies.”) The Insurance Companies offer variable annuity contracts through separate accounts (each a “Separate Account”). The Separate Accounts are segregated investment accounts that fund each Insurance Company’s individual variable annuity and variable contracts (each a “Contract”).  Each of the Separate Accounts affected by this Plan is registered with the Securities and Exchange Commission as a registered investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a “Subaccount”) of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act.  The Plan is intended to accomplish the substitution of shares of beneficial interest of the AST Ivy Asset Strategy Portfolio (the “Ivy Portfolio”) with shares of beneficial interest of the AST Money Market Portfolio (the “Substitute Portfolio”), a series of the Advanced Series Trust (the “Trust”), in which a Subaccount of each Separate Account currently invests.

WHEREAS, the Board of Trustees of the Trust (“Board”), with respect to the Ivy Portfolio, has approved the liquidation of the Ivy Portfolio; and

WHEREAS, each Insurance Company has advised the Board that, in connection with the liquidation of the Ivy Portfolio and the substitution of the Substitute Portfolio, each Insurance Company has determined to remove the Ivy Portfolio as an investment option offered through the Contracts, and that each desires to substitute for the interest of holders of such Contracts (the “Contract owners”) in the Ivy Portfolio shares of the Substitute Portfolio, pursuant to this Plan, and that each has requested that liquidation of the Ivy Portfolio be made contingent upon approval of this Plan by the Ivy Portfolio, by the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Ivy Portfolio, which, as defined in the Investment Company Act, means the lesser of (A) 67% or more of the shares of the Ivy Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Ivy Portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Ivy Portfolio, of this Plan and any material amendments related thereto; and

WHEREAS, the Trust has advised each Insurance Company that the liquidation of the Ivy Portfolio is contingent upon approval by the affirmative vote of the holders of a majority of the outstanding voting securities of the Ivy Portfolio of this Plan and any material amendments in connection therewith.

NOW THEREFORE, the substitution of a Contract owner’s interest in the Ivy Portfolio with an interest in the Substitute Portfolio shall be carried out in the manner hereinafter set forth:

1. Effective Date Of Plan. The Plan shall become and be effective with respect to the Ivy Portfolio only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined above) of the Ivy Portfolio. The date of such adoption and approval of the Plan by the Ivy Portfolio is hereinafter called the “Effective Date.”

2. Special Meeting Of Shareholders. The Trust shall provide each of the Contract owners having an interest in shares of the Ivy Portfolio held by the Separate Accounts with proxy materials acceptable to both Trust and the Insurance Companies.  Each Insurance Company, as one of the record owners of all of the issued and outstanding shares of the Ivy Portfolio, shall vote its shares in accordance with the instructions received from its Contract owners. Any shares of the Ivy Portfolio for which an Insurance Company does not receive timely voting instructions, or which are not attributable to Contract owners, shall be voted in proportion to the instructions received from all Contract owners having an interest in the Ivy Portfolio.

3. Substitutions. As soon as possible after the Effective Date of a Plan, and in any event within 120 days thereafter, the Insurance Companies shall redeem shares of the Ivy Portfolio at net asset value and purchase, with the proceeds of the

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shares of such Portfolio at net asset value, for the benefit of Contract owners having an interest in the Ivy Portfolio at the time of substitution, an interest in the Substitute Portfolio at net asset value (such redemption and purchase is referred to herein as the “Substitution”). The Substitution will take place at relative net asset value with no change in the amount of any Contract owner’s accumulated value or in the dollar amount of his or her investment in the applicable Separate Account.

4. Conditions Applicable To The Substitution. The Substitution is subject to the following conditions:

(a) Contract owners shall not incur any fees, charges or expenses incurred in connection with the Substitution, nor shall their rights or an Insurance Company’s obligations under any Contract be altered; provided, however, that the Ivy Portfolio and Substitute Portfolio, respectively, will bear the transaction costs (i.e., commissions) associated with the liquidation of the Ivy Portfolio’s securities and the purchase of securities held by the Substitute Portfolio.

(b) All expenses incurred in connection with the Substitution shall be paid by the Insurance Company or its affiliates.

(c) The Substitution shall not cause the Contract fees and charges currently being paid by existing Contract owners to be greater after the Substitution than before the Substitution.

(d) The Substitution shall not impose any federal income tax impact on Contract owners.

(e) The prospectus for the Ivy Portfolio will be updated after approval of the plan to liquidate the Ivy Portfolio by the Board by means of a supplement that briefly describes the plan of liquidation and the proposed Plan.

(f) Contract owners shall be furnished with notice of the Substitution in the form of a supplement to the Contract prospectus. The supplement will inform Contract owners that effective on or about the close of business on [   ], the Ivy Portfolio Subaccounts will no longer be available for new investment. The prospectus supplement shall inform Contract owners that they may, at any time prior to the Substitution, transfer their Contract values from the Subaccount of the relevant Separate Account investing in the Ivy Portfolio to any of the other investment options available under their Contract without incurring any transfer fees or other charges.  Any transfer of investments from the Ivy Portfolio as a result of the Substitution will not be counted as one of the free transfers permitted to Contract owners (where applicable), provided that the transfer occurs within 90 days of the Substitution.

(g) Upon completion of the Substitution, each Insurance Company shall take all actions necessary to eliminate the Subaccounts of each Separate Account investing in shares of the Ivy Portfolio.

5. Failure To Obtain Approval On Behalf Of The Ivy Portfolio. In the event that the Plan is not approved by the shareholders of the Ivy Portfolio, this Plan shall not apply to the Ivy Portfolio.

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EXHIBIT B

OUTSTANDING SHARES

The following table sets forth the outstanding shares of the AST Ivy Asset Strategy Portfolio as of March 17, 2016:

Portfolio	Shares Outstanding
AST Ivy Asset Strategy Portfolio	2,318,763.110

Portfolio	Registration & Address	Total Balance	% of Portfolio
AST Ivy Asset Strategy Portfolio	Pruco Life Insurance Company Plaz Seed Account Attn Public Investment Ops 655 Broad Street 17th Floor Newark NJ 07102	$8,890,000.00	43.15%
	Pruco Life Insurance Company Of NJ PLNJ Seed Account Attn Public Investments Ops 655 Broad Street 17th Floor Newark NJ 07102	$8,890,000.00	43.15%
	Pruco Life Insurance Company Plaz Annuity Attn Separate Accounts 7th Floor 213 Washington St Newark NJ 07102-0000	$2,292,786.97	11.13%
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor 213 Washington St Newark NJ 07102-0000	$530,045.89	2.57%

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EXHIBIT C

DESCRIPTION OF PRINCIPAL RISKS

Asset Allocation Risk. A Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause a Portfolio to underperform other funds with a similar investment objective. Funds that have a larger allocation to equity securities relative to their fixed income allocation will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.

Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.

The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to “subprime” borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.

Mortgage-backed securities are a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.

Commodity Risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. The prices of commodity-linked derivative instruments also may be more volatile than the prices of investments in traditional equity and debt securities.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments.

Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.

The use of derivatives involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:

•       Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.

•       Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

•       Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).

•       Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.

•       Commodity risk. A commodity-linked derivative instrument is a financial instrument, the value of which is determined by the value of one or more commodities, such as precious metals and agricultural products, or an index of various commodities. The prices of these instruments historically have been affected by, among other things, overall market movements or fluctuations, such as demand, supply disruptions and speculation, and changes in interest and exchange rates. Commodity-linked derivative instruments may be more volatile than investments in traditional equity and debt securities.

The SEC has proposed a new rule related to the use derivatives in mutual funds which, if adopted by the SEC, may limit a Portfolio’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as forwards, futures, swaps and written options) and may limit the ability of a Portfolio to invest in accordance with its stated investment strategy.

Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer.

Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in “Annual Portfolio Operating Expenses” for a variety of reasons. For example, portfolio operating expense ratios may be higher than those shown if a Portfolio’s average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

•       Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio’s subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. Some but not all US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.

•       Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all.

•       Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. A Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. Changes in government policies, such as raising the federal funds rate and/or revising “quantitative easing” measures aimed at stimulating the economy, may increase interest rates which are currently at or near historical lows.

Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.

Foreign investment risk includes the following risks:

•       Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.

•       Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and

the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.

•       Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.

•       Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the US.

•       Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.

•       Political risk. Political developments may adversely affect the value of a Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. In addition, a Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.

•       Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In general, less information is publicly available about foreign corporations than about US companies.

•       Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability

Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently and shift into and out of favor depending on market and economic conditions and investor sentiment, and tend to go through cycles of performing better—or worse—than other segments of the stock market or the overall stock market. As a result, a Portfolio’s performance may at times be worse than the performance of other portfolios that employ different investment styles.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, share prices may decline significantly, even if earnings do increase. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

There is a risk that the value investment style may be out of favor for a period of time, that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. Historically, value stocks have performed best during periods of economic recovery.

Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing a Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.

Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio’s net asset value. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio’s net asset value, especially during periods of significant net redemptions of Portfolio Shares. For example, private equity investments and private real estate-related investments are generally considered illiquid and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Portfolio’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment.

Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.

Market and Management Risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Management risk is the risk that the investment strategy or PI or a subadviser will not work as intended. All decisions by PI or a subadviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model are subject to the risk that the investment model may not perform as expected.

Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because a Portfolio may invest of portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a Portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Recent Events Risk. The ongoing financial and debt crises have caused increased volatility and significant declines in the value and liquidity of many securities in US and foreign financial markets. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. In response to these crises, the US and other governments, and their agencies and instrumentalities such as the Federal Reserve and certain foreign central banks, have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, the impact of legislation enacted in the United States calling for reform of many aspects of financial regulation, and the corresponding regulatory changes on the markets and the practical implications for market participants, may not be known for some time.

Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC, and certain Portfolios are subject to regulation by the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. A change in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, a change in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio’s investment policies and/or strategies, or may reduce the attractiveness of an investment.

US Government Securities Risk. US Treasury obligations are backed by the “full faith and credit” of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury.

EXHIBIT D

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE: YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS SIGNED.

PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM BELOW

VOTE TODAY BY MAIL

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL-FREE 1-800-690-6903

OR LOG ON TO WWW.PROXYVOTE.COM

[INSURANCE COMPANY NAME PRINTS HERE]

AST IVY ASSET STRATEGY PORTFOLIO

OF

ADVANCED SERIES TRUST

Special Meeting of Shareholders — June 6, 2016

VOTING INSTRUCTIONS FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY (THE “COMPANY”) AND THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST (THE “TRUST”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE AST IVY ASSET STRATEGY PORTFOLIO OF THE TRUST TO BE HELD ON JUNE 6, 2016 AT 11:00 A.M. EASTERN TIME AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, 655 BROAD STREET, NEWARK, NEW JERSEY 07102.

I (we) the undersigned hereby instruct the above-referenced Company to vote the Trust shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal. If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

PLEASE SIGN, DATE AND RETURN PROMPTLY.

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THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST

RECOMMENDS A VOTE “FOR” THE PROPOSAL

AST IVY ASSET STRATEGY PORTFOLIO

OF

ADVANCED SERIES TRUST

Special Meeting of Shareholders-June 6, 2016

Shareholder Voting Ballot

PROPOSAL 1:

To approve a Plan of Substitution of the Trust (the “Plan”) on behalf of the AST IVY ASSET STRATEGY PORTFOLIO (the “Ivy Portfolio”), that provides for the substitution of shares of beneficial interest of the Ivy Portfolio with shares of beneficial interest of the AST Money Market Portfolio (the “Substitute Portfolio”), a series of the Advanced Series Trust (the “Trust”).

☐ FOR	☐ AGAINST	☐ ABSTAIN

Date: , 2016

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a “Partner.”

Signature [Please sign within box]	Signature [Joint owners]

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